COMPANIA MINERA CERROS DEL SUR, S.A. DE C.V.

(Mining Company)

FINANCIAL STATEMENTS

As of December 31, 2008 and 2007

 CONTENT

FINANCIAL STATEMENTS:

- Report of the independent auditor
- Balance Sheets
- Income Statement
- Cash Flow Statement
- Explanatory Notes

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PKF -Tovar Lopez	PKF
Accountants &
business advisers

REPORT OF THE INDEPENDENT AUDITOR

To the Board of Directors
And Stockholders of
Mining Company Cerros del Sur, S.A. de C.V.

We have audited the attached balance sheets of the Mining Company Cerros del Sur, S.A. de C.V., as of December 31, 2007 and 2008, the related statements of net incomes and cash flow for the periods ended on those dates and a summary of major accounting policies and other explanatory notes.

Management Responsibility for the Financial Statements

The management of the Mining Company Cerros del Sur, S.A. de C.V., is responsible for the preparation and fairly presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the International Accounting Standards. This responsibility includes: design, implement and maintain the internal control related to the preparation and fairly presentation of financial statements free from major misstatements from fraud or mistakes as wells as the selection and application of appropriate accounting policies and the preparation of reasonable accounting estimates under the circumstances.

Responsibility of the Auditors

Our responsibility is to express an opinion on the financial statements based on our audit. We performed our audit in accordance with the International Auditing Standards (lAS). These standards require us to comply with ethical requirements and to plan and perform the audit to obtain fair assurance as to whether the financial statements are free from major misstatements.

An audit implies the application of procedures to obtain evidence on the amounts and, disclosures included in the financial statements. The procedures to be selected depend on the auditor judgment including the evaluation of the risk of major misstatements in tile financial statements from fraud or mistake. While performing risk

PKF
Accountants &
business advisers

evaluations, the auditors consider the internal control related with the preparation and fairly presentation of the financial statements by the company in order to design the auditing procedures appropriate under the circumstances, but not with the purpose to express an opinion on the effectiveness of the company's internal control. An audit also includes the evaluation of the appropriateness of the accounting policies and major estimates made by the management and of the general presentation of the financial statements as well. We think that the audit evidence obtained is sufficient and appropriate to provide basis for our audit opinion.

Opinion of the Auditors

In our opinion, the attached financial statements present fairly, in all the important aspects, the financial situation of the Mining Company Cerros del Sur, S.A. de C.V., as of December 31, 2008 and 2007 and the related net income and cask flow statements for the periods ended on these dates in accordance with the International Accounting Standards (lAS), as describe In Note 1 to the financial statements.

Without qualifying our opinion as described in Nota 7 (a) to the financial statements, The company working capital is insufficient due to recurrent operational losses obtained during the current and prior years. According to lAS 570, this condition requires additional capital contribution; the management of the company plans to obtain these contributions from its headquarter Mayan Gold Inc. until its operations reach its break even point and keep stable. These contributions were made by capitalizing supplement contributions made by stockholders in previous years.

Tegucigalpa, M.D.C.
April 14, 2009

COMPANIA MINERA CERROS DEL SUR, S.A. DE C.V.
(Mining Company)
BALANCE SHEETS

		December 31,
Notes		2008	2007
ASSETS

Current Assets:
Cash on hand		US$ 8,052	US$ 16,486
Accounts receivable	3	236	16.066
Inventory	4	198,502	61,590
Deposits and expenses paid in advance		54.931	20,240
Total Current Asset		261,721	114,382
Property, plant and equipment less accumulative depreciation	6	1,238.188	1,258,401
Reclamation of mine	7 (3)	3,110	6,222

	US$1,503,019		US$1,379,005

LIABILITIES AND STOCKHOLDERS INVESTMENT

Payables:
Loans US$ 20,590 US$ 4,934
Other accounts payable 137,533 65,067
Reclamation of mine 7(3) 31.454 28,338

Total Payable 189,577 98,339

Accounts Payable Related: Accounts payable -stockholders 1,069 11,000 Accounts payable -related companies 5 55.378 35,000

56,447 46,000

Compromises and Contingencies 7

Stockholders Investments: Equity 2 1,051,110 1,051,110 Supplementary equity contributions 2,072,860 1,823,039 Cumulative net income 7(5) (1,866,975) (1,639,483)

1,256,995 1,234,666

US$1,503,019 US$1,379,005

The attached explanatory notes are part of financial statements.

COMPANIA MINERA CERROS DEL SUR. S.A. DE C.V.
(Mining Company)

INCOME STATEMENT

	Year Ended As Of
	December 31 .
	2008	2007

REVENUES:
Sales of precious metal	US$ 783,956	US$ 730,005
Other income	202	150
	784,158	730,155

COSTS AND EXPENDITURES:
Mining operation cost	337,213	415,534
Geologists	32,803	41,543
General administrative expenses	405,086	321,200
Other operational expenses	80,837	85,353
Depreciation and amortization	155,711	59,802
	1,011,650	923.432
Net income	(227,492)	(193,277)
Net income at the beginning of the year	(1,639,483)	(1,467,266)
Exchange rate fluctuation		10,202
Monetary adjustments		10,858
	(1,639.483)	(1,446,206)
TOTAL NET INCOME US$	(1,866,975)	US$(1,639,483)

The attached explanatory notes are part of financial statements.

COMPANIA MINERA CERROS DEL SUR, S.A. DE C.V.
(Mining Company)

CASH FLOW STATEMENT

	Years Ended As Of
	December 31.
	2008	2007
CASH FLOW FROM OPERATIONS:

NET INCOME	US$(227.492)	US$(193.277)

TRANSACTIONS THAT DO NOT AFFECT
CASH FLOW COMES FROM OPERATIONS:
Depreciation and amortization	135.019	118,613

(INCREASE) DECREASE OF
ASSETS:
Accounts receivable	15,830	6,977
Inventory	(136,912)	47,189
Expenses paid in advance	(34,691)
INCREASE (DECREASE) OF
LIABILITIES: Accounts payable	15.656	(12.557)
Other accounts payable	72.465	17,832
Reclamation of mine	3,117	2,808

NET CASH FLOW FROM OPERATIONS	(157,008)	(12,415)

CASH FLOW FOR INVESTMENTS:
Fixed assets	(114.806)	(226,349)
Reclamation of mine	3.111	3.111

CASH FLOW FOR FINANCIAL	(111,695)	(223.238)
OPERATIONS:
Accounts payable -Stockholders	(9.931)	11,000
Increase of equity		788.333
Monetary adjustments		10,858
Supplementary equity contributions	249,822	404,168
Accounts receivable -related companies	20,378	(974,652)

	260,269	239,707

Increase (Decrease) of cash flow	(8,434)	(4,054)
Cash flow at the beginning of the	16.486	12.432
year
CASH FLOW AT THE END OF THE YEAR	US$ 8,052	US$ 16,486

The attached explanatory notes are part of financial statements.

COMPANIA MINERA CERROS DEL SUR, S,A, DE C.V.
(Mining Company) EXPLANATORY NOTES TO THE
FINANCIAL STATEMENTS AS OF DECEMBER 31. 2008
AND 2007

1. SUMMARY OF THE MAJOR ACCOUNTING POLICIES

The major accounting policies adopted by the company are as follows:

(a) Basis of Presentation, The financial statements of the company have been prepared in accordance to accounting standards in order to present its financial situation and related operating results.

(b) Inventory. The inventory of supplies is valued to the average price of the last two purchases lesser than from the average market value. Inventory of in-process and completed products are valued based on the average production cost plus indirect commercialization expenses.

(c) Property, Plant, and Equipment. These assets are accounted for at their acquisition or construction cost and they are depreciated on the basis of streak line depreciation method and their estimated useful life; repair and maintenance disbursements are registered as expenses of the year they are incurred. Additions and improvements are capitalized and depreciated during the remaining useful life of assets.

(d) Use of Estimates. The preparation of financial statements requires the company management to make some estimates and assumptions that affect the balance of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements and the income and expenses for the reported years as well. Assets and liabilities are recognized in the financial statements when financial benefits are likely to flow to or from the company and that the different entries have cost or value, which can be fairly measured. If in the future these estimates and assumptions, which are based on the best knowledge of the management at the date of the financial statements, were modified with respect to the current circumstances, the original estimates and assumptions will be adequately adjusted in the period that such changes happen.

(e) Legal Reserve: Represents 5% of the net income of each year up to a minimum of 20% of the paid equity.

(f) Sales, Costs, and Expenses: Incomes from sales of mineral products are recognized when they are billed and delivered to clients. Sales are

COMPANIA MINERA CERROS DEL SUR. S.A. DE C.V.
(Mining Company) EXPLANATORY NOTES TO THE
FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008
AND 2007

presented at their net value from discounts and returned sales. Costs and expenses are recognized when they are incurred.

(g) Transactions in Foreign Currency: Transactions in foreign currency are registered at the exchange rate in effect at the transaction's date; the related balances are adjusted at the exchange rate in effect at the end of each period. Profits or losses that result from these adjustments are registered as part of the net income of the year,

(h) Severance. Severance payments cumulated on behalf of employees in accordance with Honduran Labor Code might be paid to them in case of dismissal with no cause. As of December 31, 2008 and 2007, the severance liability is about US$62,134; disbursements in excess to this amount are considered by the company as expenses of the year they are incurred.

(i) Exchange Rate. The accounting records of the company are maintained in Lempiras, official currency of Honduras. In June 1994, the Central Bank board liberalized the US$ exchange rate and it is ruled by the offer and demand through the Public Currency Bids (PCB) mechanism. As of December 31, 2008 and 2007, the exchange rate US$/Lempiras in the Honduran banking system was L19.0275 : US$1.

2. HISTORY OF THE COMPANY

The company was organized on October 2, 1975 and recorded in the Honduran commerce register under number 1091-275, as a variable equity Limited Liability company for an undefined period of time, in accordance with Honduran law.

On August 12, 2004, the company became into a variable equity-Joint-Stock company and recorded in the Honduran commerce register under number 98-566. The company is based in Tegucigalpa and its major activity is the mining prospecting, exploring, exploding and commercialization and other related commercial activities.

The maximum legal equity as of December 31, 2007 is US$1,051,110, which is totally subscribed and paid and divided in common shares of L100. which equals US$5.29 share.

COMPANIA MINERA CERROS DEL SUR, S,A, DE C.V.
(Mining Company) EXPLANATORY NOTES TO THE
FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008
AND 2007

3. ACCOUNTS RECEIVABLE

As of December 31, this item is as follows: 2008 2007

Accounts receivable from employees US$ 236 US$ 326 Other receivable
15,740 15,740 15,976 16,066

Less: Provision for uncollectible accounts (15,740) US$ 236 US$16,066

4. INVENTORY As of December 31, inventories are as follows: 2008 2007 Metals in process US$146,836 US$25,852

Mining supplies	51,666 35,738 US$198,502 US$61 ,590

5.	RECEIVABLE AND PAYABLE ACCOUNTSº RELATED COMPANIES

The company considers Maya Gold Inc., and Cerros del Sur -Panama as related companies since their stockholders are the same of the company and they have related management and transactions. During 2008 and 2007, major balances between related companies are as follows:

2008 2007
Cerros del Sur -Panama	US$55,378 US$35,000

COMPANIA MINERA CERROS DEL SUR, S.A. DE C.V.
(Mining Company) EXPLANATORY NOTES TO
THE FINANCIAL STATEMENTS AS OF DECEMBER 31. 2008
AND 2007

6. PROPERTY, PLANT AND EQUIPMENT

As of December 31 t major balances under this item are as follows:

2008 2007 Years

Buildings US$ 109,904 US$ 110,674 20 Miningº machinery and equipment 820,276 735,982 10 Vehicles 35,601 35,601 5 Office equipment and furniture 27,735 27,735 10 Constructions 233.851 233,851 10 Concessions 426.099 426,099 10 Other minor assets 94,914 63,633 5

Sub total 1,748.380 1,633,575 Less: Accumulated depreciation (529.302) (394,284)

1,219,078 1,239,291 Terrains 19,110 19,110

US$1,238,188 US$1,258,401

7. COMPROMISES AND CONTINGENCIES

1. The company has signed leasing contracts for office and warehouse space, These contracts do not have termination date; future payments under them will be of US$30,000 per year.

2. Revenue tax statements for the last five years have not yet been reviewed by Honduran fiscal authorities. The management of the company thinks that no major monetary adjustments would result from these reviews that could affect its financial position.

3. According to the Financial Accounting Standards Board (FASB) 143, the reclamation of Mine for which any company is liable. (i.e. mine concession exploding and amortization) .. should be amortized within a reasonable time period. The company will amortize its concession for

COMPANIA MINERA CERROS DEL SUR. S.A. DE C.V.
(Mining Company)
EXPLANATORY NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 AND 2007

mining exploding in six years ending in 2009.

4. In February 2006, inhabitants of the Community EI Corpus, invaded the terrain where is located part of the mineral reserve of the company names “La Reyna", This invasion happened to extract mineral from this reserve. Based on this fact, the company and on the bilateral agreement between the United States of America and Honduras, requested protection from the state of Honduras,

On October 2, 2006, the company submitted an administrative damage claim to the Honduran Ministry of Natural Resources and Environment because the State of Honduras had not provided the company the duly protection to its investments, As of December 31, 2008, no determination had been issued on this issue,

5. The attached financial statements have been prepared taking into consideration that it will be operating as an On-Going Business, The company has a negative working capital due to the loses obtained in the current and prior years; the management's plan regarding this condition in accordance to ISA 570 is as follows:

a. Capitalization of additional contributions of equity in 2008, through its holding company Mayan Gold, Inc.

b. Maximize the production of minerals to be sold through the acquisition of additional equipment to generate positive net incomes,

c. Mayan Gold Inc, would be willing to keep subsidizing operating expenditures of its subsidiary company in Honduras as along as needed.

d. Prepare budget to avoid unnecessary expenses in subsequent years.

The management of the company expects cash flows through 2010, which includes positive net income starting in the first quarter of 2009.

COMPANIA MINERA CERROS DEL SUR. S.A. DE e.v.
(Mining Company)
EXPLANATORY NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31. 2008 AND 2007

The financial statements do not include any accounting adjustment, which could result from this uncertainty.

8. ADJUSTMENTS

The amounts previously reported by the company like accumulated deficit to the 31 of December of 2006, were restored approximately to reflect adjustments by US$10,858, in correction of the depreciation of fixed assets, accounts between related companies, contributions of stockholders, accounts receivable and to payable, and thus to present the financial statements according to the international standards of accountancy.

9. SUBSEQUENT EVENTS

In April 2009, the board of stockholders of the company determined to augment its equity by the additional already contributed amount to reach a maximum capital of L60,000,000.00.